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                                                                    EXHIBIT 10.2


                             STOCKHOLDERS AGREEMENT


         THIS STOCKHOLDERS AGREEMENT (this "Stockholders Agreement") dated as of November 27, 1996, is entered into by and among Atrium Corporation, a Delaware corporation (the "Company"), the securityholders listed on the signature pages hereof (collectively, the "Holders"), and Hicks, Muse, Tate & Furst Incorporated, a Texas corporation (including its successors and assigns, "HMTF").

         In consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

         Section 1.1      Definitions.

         "Accredited Investor" means an "Accredited Investor," as defined in Regulation D, or any successor rule then in effect.

         "Accredited Offeree" shall have the meaning set forth in Section 6.1 hereof.

         "Additional Securities" means any shares of Preferred Stock, Common Stock or Common Stock Equivalents to be issued or sold in a Preemptive Rights Transaction.

         "Advice" shall have the meaning provided in Section 3.5 hereof.

         "Affiliate" means, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by or is under common control with that Person.

         "Authorization Date" shall have the meaning set forth in Section 5.3.1 hereof.

         "Business Day" means a day that is not a Legal Holiday.

         "Common Stock" means shares of the Common Stock, $0.01 par value per share, of the Company, and any capital stock into which such Common Stock thereafter may be changed.

         "Common Stock Equivalents" means, without duplication with any other Common Stock or Common Stock Equivalents, any rights, warrants (including, without limitation, the Fojtasek Warrant), options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock of the Company or securities convertible or exchangeable into Common Stock of the Company, whether at the time of issuance or upon the passage of time or the occurrence of some future event.
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         "Company" shall have the meaning set forth in the introductory paragraph hereof.

         "Co-Seller" shall have the meaning set forth in Section 4.1 hereof.

         "Demand Holder" shall have the meaning set forth in Section 3.1.5 hereof.

         "Demand Registration" shall have the meaning set forth in Section
3.1.1 hereof.

         "Demand Request" shall have the meaning set forth in Section 3.1.1 hereof.

         "Designee" means any of the Fojtasek Designee, the Heritage Designee and the HMC Group Designees.

         "Election Notice" shall have the meaning set forth in Section 5.3.1 hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

         "Excluded Registration" means a registration under the Securities Act of (i) securities issued in an exchange offer or solely to the Company's existing securityholders, (ii) securities registered on Form S-8 or any similar successor form, (iii) securities registered to effect the acquisition of, or combination with, another Person, and (iv) securities registered pursuant to the Exhange and Registration Rights Agreement dated as of the date hereof among Atrium Companies, Inc., all of its subsidiaries and BT Securities Corporation.

         "Fojtasek" means Randall S. Fojtasek.

         "Fojtasek Designee" shall have the meaning set forth in Section 2.1.1.

         "Fojtasek Group" means Joe Fojtasek, Randall S. Fojtasek, Russell S. Fojtasek and Howard S. Saffan and such individuals' Permitted Transferees.

         "Fojtasek Ownership Threshold" means a number of shares of Common Stock equal to 25% of the sum of (i) the aggregate number of shares of Common Stock held by the members of the Fojtasek Group as of the date of this Agreement, plus (ii) the aggregate number of shares of Common Stock issuable upon the exercise, exchange or conversion of the Common Stock Equivalents held by the members of the Fojtasek Group as of the date of this Agreement; as such sum may be adjusted from time to time to account for the effects of stock splits, stock combinations, stock dividends or similar adjustments to the Company's Common Stock.

         "Fojtasek Warrant" means the Warrant to acquire up to 2,195,222 shares of Common Stock issued by the Company to Fojtasek as of the date hereof.

         "Fully-Diluted Common Stock" means, at any time, the then outstanding Common Stock of the Company plus (without duplication) all shares of Common Stock issuable, whether at such time





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or upon the passage of time or the occurrence of future events, upon the exercise, conversion, or exchange of all then outstanding Common Stock Equivalents.

         "Group" means any of the Fojtasek Group, the Heritage Group or the HMC Group.

         "HMC Group" means HMTF and its Affiliates and its and their respective officers, directors and employees (and members of their respective families and trusts for the primary benefit of such family members).

         "HMC Group Designee" shall have the meaning set forth in Section 2.1.1 hereof.

         "HMTF" shall have the meaning set forth in the introductory paragraph hereof.

         "Heritage" means Heritage Fund I, L.P.

         "Heritage Group" means Heritage and its Affiliates.

         "Heritage Designee" shall have the meaning set forth in Section 2.1.1.

         "Holder" means (i) a securityholder listed on the signature page hereof and (ii) any direct or indirect transferee of any such Holder who shall become a party to this Stockholders Agreement.

         "Inspectors" shall have the meaning provided in Section 3.4 hereof.

         "Legal Holiday" shall have the meaning provided in Section 8.2 hereof.

         "Material Adverse Effect" shall have the meaning provided in Section
3.1.4 hereof.

         "NASD" shall have the meaning provided in Section 3.4 hereof.

         "NASDAQ" shall have the meaning provided in Section 3.4 hereof.

         "Non-HMC Group Holder" means each Holder other than holders who are members of the HMC Group.

         "Offer Notice" shall have the meaning set forth in Section 6.1 hereof.

         "Offered Securities" shall have the meaning provided in Section 5.3 hereof.

         "Participation Offer" shall have the meaning provided in Section 4.2 hereof.

         "Permitted Transfer" shall mean a Transfer of a Security by any Holder to an Affiliate of such Holder or to a member of such Holder's immediate family; provided, that such Affiliate or family member shall agree in writing to take and hold such Security subject to the provisions and upon the conditions specified in this Stockholders Agreement.





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         "Person" or "person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

         "Preemptive Rights Offer" shall have the meaning set forth in Section
6.1 hereof.

         "Preemptive Rights Transaction" means either (i) an issuance or sale by the Company of any shares of Common Stock or Common Stock Equivalents, or
(ii) a sale for cash by the Company of any shares of Preferred Stock to any Holder or any Affiliate of a Holder.

         "Preferred Stock" shall mean any class or series of the Company's preferred stock, par value $0.01 per share, which is not a Common Stock Equivalent.

         "Qualified IPO" means a firm commitment underwritten public offering of Common Stock pursuant to a registration statement under the Securities Act where both (i) the proceeds to the Company (prior to deducting any underwriters' discounts and commissions) exceed $10 million, and (ii) upon consummation of such offering, the Common Stock is listed on the New York Stock Exchange or authorized to be quoted or listed on the NASDAQ National Market.

         "Records" shall have the meaning provided in Section 3.4 hereof.

         "Registrable Shares" means at any time the Common Stock of the Company then owned by the HMC Group, the Heritage Group, the Fojtasek Group or the Holders, whether owned on the date hereof or acquired hereafter; provided, however, that Registrable Shares shall not include any shares (i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration, or (ii) which have been sold to the public pursuant to Rule 144 or 144A of the SEC under the Securities Act.

         "Registration Expenses" shall have the meaning provided in Section 3.6 hereof.

         "Regulation D" means Regulation D promulgated under the Securities Act by the SEC.

         "Requesting Holders" shall mean the Holders requesting a Demand Registration, or on whose behalf a Demand Registration is requested, and shall include parties deemed "Requesting Holders" pursuant to Section 3.1.5 hereto.

         "Required Filing Date" shall have the meaning provided in
Section 3.1.1(c) hereof.

         "Required Holders" means, at any time, Holders who then own beneficially (a) more than 50% of the aggregate number of Registrable Shares held by the Fojtasek Group, or (b) more than 50% of the aggregate number of Registrable Securities held by the Heritage Group, or (c) more than 50% of the aggregate number of Registrable Securities held by the HMC Group.

         "SEC" means the Securities and Exchange Commission.





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         "Securities" means the Common Stock.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

         "Seller Affiliates" shall have the meaning provided in Section 3.7 hereof.

         "Significant Sale" shall have the meaning provided in Section 4.1 hereof.

         "Stockholders Agreement" means this Stockholders Agreement, as such from time to time may be amended.

         "Subsidiary" of any Person means (i) a corporation a majority of whose outstanding shares of capital stock or other equity interests with voting power, under ordinary circumstances, to elect directors, is at the time, directly or indirectly, owned by such Person, by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, and
(ii) any other Person (other than a corporation) in which such Person, a subsidiary of such Person or such Person and one or more subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of the directors or other governing body of such Person.

         "Suspension Notice" shall have the meaning provided in Section 3.5 hereof.

         "Transfer" means any disposition of any Security or any interest therein that would constitute a "sale" thereof within the meaning of the Securities Act.

         "Transfer Notice" shall have the meaning provided in Section 5.3 hereof.

         Section 1.2 Rules of Construction. Unless the context otherwise requires

                 (1)      a term has the meaning assigned to it;

                 (2)      "or" is not exclusive;

                 (3) words in the singular include the plural, and words in the plural include the singular;

                 (4) provisions apply to successive events and transactions; and

                 (5) "herein," "thereof" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.





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                                   ARTICLE 2

                MANAGEMENT OF THE COMPANY AND CERTAIN ACTIVITIES

         Section 2.1      Board of Directors.

         2.1.1 Board Representation. HMTF, the Company and each Holder shall take all actions within their respective power, including, but not limited to, the voting of Common Stock, required to cause the Board of Directors of the Company to at all times consist of at least 5 directors to be designated as follows:

                 (i) one member (the "Fojtasek Designee") shall be a designee of Holders of 50% or more of the Registrable Shares then owned by the Fojtasek Group (excluding the Registrable Shares owned by Howard S. Saffan and his Permitted Transferees) as long as the Fojtasek Group (excluding Howard S. Saffan and his Permitted Transferees) owns beneficially more than the Fojtasek Ownership Threshold; provided that, if the Fojtasek Group (excluding Howard S. Saffan and his Permitted Transferees) owns beneficially less than the Fojtasek Ownership Threshold, then such director shall be designated by the HMC Group;

                 (ii) one member (the "Heritage Designee") shall be a designee of the Holders of 50% or more of the Registrable Shares then owned by Heritage Group as long as the Heritage Group owns beneficially more than 3.965 percent of the Fully-Diluted Common Stock; provided that, if the Heritage Group owns beneficially 3.965 percent or less of the Fully-Diluted Common Stock, then such director shall be designated by the HMC Group; and

                 (iii) all other members shall be designees of the HMC Group (each, an "HMC Group Designee").

Each Holder shall vote his or its shares of Common Stock at any regular or special meeting of stockholders of the Company or in any written consent executed in lieu of such a meeting of stockholders and shall take all other actions necessary to give effect to the agreements contained in this Agreement (including without limitation the election of persons designated by any Group to be elected as directors as described in the preceding sentence) and to ensure that the certificate of incorporation and bylaws as in effect immediately following the date hereof do not, at any time thereafter, conflict in any respect with the provisions of this Agreement. In order to effectuate the provisions of this Section 2, each Holder hereby agrees that when any action or vote is required to be taken by such Holder pursuant to this Agreement, such Holder shall use his or its best efforts to call, or cause the appropriate officers and directors of the Company to call, a special or annual meeting of stockholders of the Company, as the case may be, or execute or cause to be executed a consent in writing in lieu of any such meetings pursuant to
Section 228(a) of the General Corporation Law of the State of Delaware.

         2.1.2 Vacancies. If, prior to his election to the Board of Directors of the Company pursuant to Section 2.1.1 hereof, any Designee shall be unable or unwilling to serve as a director of the





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Company, the Group which designated such Designee shall be entitled to nominate a replacement who shall then be a Designee of such Group for purposes of this
Section 2. If, following an election to the Board of Directors of the Company pursuant to Section 2.1.1 hereof, any Designee shall resign or be removed or be unable to serve for any reason prior to the expiration of his term as a director of the Company, the Group which designated such Designee shall, within 30 days of such event, notify the Board of Directors of the Company in writing of a replacement Designee, and either (i) the Holders shall vote their shares of Common Stock, at any regular or special meeting called for the purpose of filling positions on the Board of Directors of the Company or in any written consent executed in lieu of such a meeting of stockholders, and shall take all such other actions necessary to ensure the election to the Board of Directors of the Company of such replacement Designee to fill the unexpired term of the Designee originally designated by such Group, or (ii) the Board of Directors shall elect such replacement Designee to fill the unexpired term of the Designee originally designated by such Group. If any Group requests that its Designee (or one or more of its Designees) be removed as a Director (with or without cause) by written notice thereof to the Company, then the Company shall take all actions necessary to effect, and each of the Holders shall vote all its or his capital stock in favor of, such removal upon such request.

         2.1.3 Termination of Rights. The right of any Group to designate directors under Section 2.1.1, and the obligation of the Holders to vote their shares as provided herein, shall terminate pursuant to the terms of Section
2.1.1 or upon the first to occur of (i) the termination or expiration of this Stockholders Agreement, (ii) such time as such Group elects in writing to terminate its rights under this Article 2, or (iii) such time as the HMC Group ceases to own any shares of Common Stock.

         2.1.4 Costs and Expenses. The Company will pay all reasonable out-of-pocket expenses incurred by any Designee in connection with such Designee's participation in meetings of the Board of Directors (and committees thereof) of the Company and the Boards of Directors (and committees thereof) of the Subsidiaries of the Company.

         Section 2.2 Voting of Capital Stock. Except as otherwise provided in Section 2.1, to the extent any Holder owns shares of any class or series of capital stock of the Company or any Subsidiary of the Company which it may vote on any particular matter which comes before such corporation's stockholders, as a class or series separate from the common stock of such corporation ordinarily entitled to vote for the election of directors, such Holder shall vote all such shares on such matter in such separate class or series vote as holders of a majority of the outstanding shares of common stock of such corporation vote thereon; provided, however, that such Holder may nevertheless vote such shares as a separate class or series without regard to the provisions of this Section 2.2 in respect of (a) amendments to the certificate of incorporation of such corporation, or the certificate of designation which created such class or series, which change the provisions thereof expressly applicable to such separate class or series, and (b) any matter as to which such class or series is expressly entitled to vote as a separate class or series pursuant to such corporation's certificate of incorporation or the certificate of designation which created such class or series; provided further, however, that any statement in such certificate of incorporation or certificate of designation that such class or series may vote as a separate class or series "as required by law" or





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similar language shall not permit such class or series to be voted without regard to the provisions of this Section 2.2.

         Section 2.3 Other Activities of the Holders; Fiduciary Duties. It is understood and accepted that the Holders and their Affiliates have interests in other business ventures which may be in conflict with the activities of the Company and its Subsidiaries and that, subject to applicable law, nothing in this Stockholders Agreement shall limit the current or future business activities of the Holders whether or not such activities are competitive with those of the Company and its Subsidiaries. Nothing in this Agreement, express or implied, shall relieve any officer or director of the Company or any of its Subsidiaries, or any Holder, of any fiduciary or other duties or obligations they may have to the Company's stockholders.

         Section 2.4 Information. The Company shall provide to Heritage (so long as the Heritage Group has the right to designate a director under Section 2.1.1) and to Fojtasek (so long as the Fojtasek Group owns beneficially more than the Fojtasek Ownership Threshold), as the case may be, copies of (i) all financial statements and other information which the Company and/or its Subsidiaries are required to deliver from time to time to their respective senior lenders, and (ii) all information provided to the other members of the Company's Board of Directors.


                                   ARTICLE 3

                              REGISTRATION RIGHTS

         Section 3.1      Demand Registration.

         3.1.1   Request for Registration.

                 (a) At any time and from time to time, HMTF, on behalf of the HMC Group, may request the Company, in writing (a "Demand Request"), to effect the registration under the Securities Act (a "Demand Registration") of all or part of the HMC Group's Registrable Shares; provided that such offering shall be either (i) a Qualified IPO, or (ii) at any time beginning 270 days after consummation of a Qualified IPO and the Registrable Shares proposed to be sold by the Requesting Holders represent, in the aggregate, more than 4% of the Fully-Diluted Common Stock or have an aggregate gross offering price of at least $5,000,000.

                 (b) At any time beginning 270 days after the consummation of a Qualified IPO, either of Fojtasek, on behalf of the Fojtasek Group, or Heritage, on behalf of the Heritage Group, may make one Demand Request for a Demand Registration of all or a part of the Registrable Securities held by the Fojtasek Group and the Heritage Group; provided that the Registrable Securities proposed to be sold by the Requesting Holders represent, in the aggregate, more than 4% of the Fully-Diluted Common Stock or have an aggregate gross offering price of at least $5,000,000.

                 (c) Each Demand Request shall specify the number of Registrable Shares proposed to be sold. Subject to Section 3.1.6, the Company shall file the Demand Registration





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within 90 days after receiving a Demand Request (the "Required Filing Date")
and shall use all commercially reasonable efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing; provided, that the Company need effect only three Demand Registrations requested by HMTF on behalf of the HMC Group pursuant to paragraph (a) above, and only one Demand Registration requested by Heritage and/or Fojtasek on behalf of the Heritage Group and/or the Fojtasek Group, respectively, pursuant to paragraph (b) above; provided, further, that if any Registrable Shares requested to be registered by HMTF, Fojtasek or Heritage, as the case may be, pursuant to a Demand Request under this Section 3.1 are excluded from a registration pursuant to Section 3.1.4 below, HMTF, on behalf of the HMC Group, Fojtasek, on behalf of the Fojtasek Group, and Heritage, on behalf of the Heritage Group, shall have the right, with respect to each such exclusion, to one additional Demand Registration under this Section 3.1 with respect to such excluded Registrable Shares.

         3.1.2 Effective Registration and Expenses. A registration will not count as a Demand Registration until it has become effective (unless the Requesting Holders withdraw all their Registrable Shares and the Company has performed its obligations hereunder in all material respects, in which case such demand will count as a Demand Registration unless the Requesting Holders pay all Registration Expenses, as hereinafter defined, in connection with such withdrawn registration); provided, that if, after it has become effective, an offering of Registrable Shares pursuant to a registration is interfered with by any stop order, injunction, or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected and will not count as a Demand Registration.

         3.1.3 Selection of Underwriters. The offering of Registrable Shares pursuant to a Demand Registration shall be in the form of a "firm commitment" underwritten offering. The Requesting Holders of a majority of the Registrable Shares to be registered in a Demand Registration shall select the investment banking firm or firms to manage the underwritten offering; provided that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld.

         3.1.4 Priority on Demand Registrations. No securities to be sold for the account of any Person (including the Company) other than a Requesting Holder shall be included in a Demand Registration unless the managing underwriter or underwriters shall advise the Company or the Requesting Holders in writing that the inclusion of such securities will not materially and adversely affect the price or success of the offering (a "Material Adverse Effect"). Furthermore, in the event the managing underwriter or underwriters shall advise the Company or the Requesting Holders that even after exclusion of all securities of other Persons pursuant to the immediately preceding sentence, the amount of Registrable Shares proposed to be included in such Demand Registration by Requesting Holders is sufficiently large to cause a Material Adverse Effect, the Registrable Shares of the Requesting Holders to be included in such Demand Registration shall equal the number of shares which the Company is so advised can be sold in such offering without a Material Adverse Effect and such shares shall be allocated pro rata among the Requesting Holders on the basis of the number of Registrable Shares requested to be included in such registration by each such Requesting Holder.





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         3.1.5   Rights of Nonrequesting Holders.  If the Company shall
receive, within a period of 30 days, a Demand Request from more than one person who has the right to require the Company to effect a Demand Registration (each, a "Demand Holder"), all such requesting Persons shall be considered "Requesting Holders" for purposes of this Section 3.1; provided, that if the first request received by the Company is from Fojtasek and/or Heritage pursuant to Section 3.1.1(b), then only the members of the Fojtasek Group and the Heritage Group requesting registration shall be considered "Requesting Holders" and that no other Person who has tendered a request shall be deemed to have requested a Demand Registration with respect to such Person's Registrable Securities for purposes of this Agreement. Upon receipt of any Demand Request from any Demand Holder, the Company shall promptly (but in any event within 10 days) give written notice of such proposed Demand Registration to all other Demand Holders.

         3.1.6 Deferral of Filing. The Company may defer the filing (but not the preparation) of a registration statement required by Section 3.1 until a date not later than 180 days after the Required Filing Date (or, if longer, 180 days after the effective date of the registration statement contemplated by clause (ii) below) if (i) at the time the Company receives the Demand Request, the Company or any of its Subsidiaries are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, or (ii) prior to receiving the Demand Request, the Board of Directors had determined to effect a registered underwritten public offering of the Company's securities for the Company's account and the Company had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 3.1.6 shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for the Company's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 3.1.6, the Company shall promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to each Requesting Holder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section
3.1.6 and a general statement of the reason for such deferral and an approximation of the anticipated delay. Within 20 days after receiving such certificate, the holders of a majority of the Registrable Shares held by the Requesting Holders and for which registration was previously requested may withdraw such Demand Request by giving notice to the Company; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement. The Company may defer the filing of a particular registration statement pursuant to this Section 3.1.6 only once.

         Section 3.2      Piggyback Registrations.

         3.2.1 Right to Piggyback. Each time the Company proposes to register any of its equity securities (other than pursuant to an Excluded Registration) under the Securities Act for sale to the





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public (whether for the account of the Company or the account of any securityholder of the Company) and the form of registration statement to be used permits the registration of Registrable Shares, the Company shall give prompt written notice to each Holder of Registrable Shares (which notice shall be given not less than 30 days prior to the effective date of the Company's registration statement), which notice shall offer each such Holder the opportunity to include any or all of its or his Registrable Shares in such registration statement, subject to the limitations contained in Section 3.2.2 hereof. Each Holder who desires to have its or his Registrable Shares included in such registration statement shall so advise the Company in writing (stating the number of shares desired to be registered) within 20 days after the date of such notice from the Company. Any Holder shall have the right to withdraw such Holder's request for inclusion of such Holder's Registrable Shares in any registration statement pursuant to this Section 3.2.1 by giving written notice to the Company of such withdrawal. Subject to Section 3.2.2 below, the Company shall include in such registration statement all such Registrable Shares so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered.

         3.2.2 Priority on Registrations. If the Registrable Shares requested to be included in the registration statement by any Holder differ from the type of securities proposed to be registered by the Company and the managing underwriter advises the Company that due to such differences the inclusion of such Registrable Shares would cause a Material Adverse Effect, then (i) the number of such Holder's or Holders' Registrable Shares to be included in the registration statement shall be reduced to an amount which, in the judgment of the managing underwriter, would eliminate such Material Adverse Effect or (ii) if no such reduction would, in the judgment of the managing underwriter, eliminate such Material Adverse Effect, then the Company shall have the right to exclude all such Registrable Shares from such registration statement provided no other securities of such type are included and offered for the account of any other Person in such registration statement. Any partial reduction in number of Registrable Shares to be included in the registration statement pursuant to clause (i) of the immediately preceding sentence shall be effected pro rata based on the ratio which the number of such Holder's requested shares bears to the total number of shares requested to be included in such registration statement by all Persons who have requested that their shares be included in such registration statement. If the Registrable Shares requested to be included in the registration statement are of the same type as the securities being registered by the Company and the managing underwriter advises the Company that the inclusion of such Registrable Shares would cause a Material Adverse Effect, the Company will be obligated to include in such registration statement, as to each Holder, only a portion of the shares that such Holder has requested be registered equal to the ratio which such Holder's requested shares bears to the total number of shares requested to be included in such registration statement by all Persons who have requested that their shares be included in such registration statement (other than (i) the Company, if such registration has been initiated by the Company for securities to be offered by the Company and (ii) Persons exercising their right to cause a Demand Registration). It is acknowledged by the Holders, that pursuant to the foregoing provision, the securities to be included in such registration shall be allocated (x) first, to the Company, if such registration has been initiated by the Company for securities to be offered by the Company, (y) second, to securities offered by Persons exercising their right to cause a Demand Registration, if such registration is a Demand Registration and (z) third, to the Holders and all other persons requesting securities to be included therein in accordance with the above described ratio. If as a result of the provisions of this Section 3.2.2 any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder's request to include Registrable Shares in such registration statement. No Person may participate in any registration statement hereunder unless such Person (x) agrees to sell such person's Registrable Shares on the basis provided in any underwriting arrangements approved by the Company and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements; provided, however, that no such Person shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Person's ownership of his or its Registrable Shares to be sold or transferred free and clear of all liens, claims, and encumbrances, (ii) such Person's power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested; provided further, however, that the obligation of such Person to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Persons selling Registrable Shares, and the liability of each such Person will be in proportion to, and provided further that such liability will be limited to, the net amount received by such Person from the sale of his or its Registrable Shares pursuant to such registration.

         3.3 Holdback Agreement. Unless the managing underwriter otherwise agrees, each of the Holders and the Company agree, in connection with any underwritten registration, to use its reasonable efforts to cause its Affiliates to agree, not to effect any public sale or private offer or distribution of any Common Stock or Common Stock Equivalents during the ten Business Days prior to the effectiveness under the Securities Act of any underwritten registration and during such time period after the effectiveness under the Securities Act of any underwritten registration (not to exceed 180 days) (except, if applicable, as part of such underwritten registration) as the Company and the managing underwriter may agree.

         3.4 Registration Procedures. Whenever any Holder has requested that any Registrable Shares be registered pursuant to this Stockholders Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                 (i) prepare and file with the SEC a registration statement on any appropriate form under the Securities Act with respect to such Registrable Shares and use its commercially reasonable efforts to cause such registration statement to become effective;

                 (ii) prepare and file with the SEC such amendments, post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days (or such lesser period as is necessary for the underwriters in an underwritten offering to sell unsold allotments) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                 (iii) furnish to each seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters (it being understood that, subject to Section 3.5 and the requirements of the Securities Act and applicable State securities laws, the Company consents to the use of the prospectus and any amendment or supplement thereto by each seller and the underwriters in connection with the offering and sale of the Registrable Shares covered by the registration statement of which such prospectus, amendment or supplement is a part);

                 (iv) use its commercially reasonable efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the managing underwriter reasonably requests; use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each seller to consummate the disposition of the Registrable Shares owned by such seller in such jurisdictions (provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction);

                 (v) promptly notify each seller and each underwriter and (if requested by any such Person) confirm such notice in writing (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective,
         (B) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Shares under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (C) of the happening of any event which makes any statement made in a registration statement or related prospectus untrue or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                 (vi) make generally available to the Company's securityholders an earnings statement satisfying the provisions of
         Section 11(a) of the Securities Act no later than 30 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

                 (vii) if requested by the managing underwriter or any seller, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any seller reasonably requests to be included therein, including, without limitation, with respect to the Registrable Shares being sold by such seller, the purchase price being paid therefor by the underwriters and with respect to any other terms of the underwritten offering of the Registrable Shares to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

                 (viii) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver a copy of each such document to each seller;

                 (ix) cooperate with the sellers and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such sellers may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

                 (x) promptly make available for inspection by any seller, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (x) if (A) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (B) if either (1) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or

         (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (A) or (B) such Holder of Registrable Securities requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further that each Holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

                 (xi) furnish to each seller and underwriter a signed counterpart of (A) an opinion or opinions of counsel to the Company, and (B) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the sellers or managing underwriter reasonably requests;

                 (xii) cause the Registrable Shares included in any registration statement to be (A) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or (B) authorized to be quoted and/or listed (to the extent applicable) on the National Association of Securities Dealers, Inc. Automated Quotation System or the NASDAQ National Market System if the Registrable Shares so qualify;

                 (xiii) provide a CUSIP number for the Registrable Shares included in any registration statement not later than the effective date of such registration statement;

                 (xiv) cooperate with each seller and each underwriter participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD");

                 (xv) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

                 (xvi) notify each seller of Registrable Shares promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                 (xvii) prepare and file with the SEC promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Company or the managing underwriter, is required in connection with the distribution of the Registrable Shares;

                 (xviii) enter into such agreements (including underwriting agreements in the managing underwriter's customary form) as are customary in connection with an underwritten registration; and

                 (xix) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

         3.5 Suspension of Dispositions. Each Holder agrees by acquisition of any Registrable Shares that, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 3.4(v)(C), such Holder will forthwith discontinue disposition of Registrable Shares until such Holder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of registration statements set forth in Section 3.4(ii) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Registrable Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice. The Company shall use its commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable.

         3.6 Registration Expenses. All expenses incident to the Company's performance of or compliance with this Article 3 including, without limitation, all registration and filing fees, all fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" as such term is defined in Schedule E of the By-Laws of the NASD, and of its counsel), as may be required by the rules and regulations of the NASD, fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Shares), rating agency fees, printing expenses (including expenses of printing certificates for the Registrable Shares in a form eligible for deposit with Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a holder of Registrable Shares), messenger and delivery expenses, the Company's internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with any listing of the Registrable Shares, fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, and the fees and expenses of other persons retained by the Company and reasonable fees and expenses of one firm of counsel for the sellers (which shall be selected by the holders of a majority of the Registrable Shares being included in any particular registration statement) (all such expenses being herein called "Registration Expenses") will be borne by the Company whether or not any registration statement becomes effective; provided that, except as expressly provided above, in no event shall Registration Expenses include any underwriting discounts, commissions, or fees attributable to the sale of the Registrable Shares or to any counsel, accountants or other persons retained or employed by the Holders.

         3.7     Indemnification.

         3.7.1 The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, each seller of Registrable Shares, and each of its employees, advisors, agents, representatives, partners, officers and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof (collectively, the "Seller Affiliates") (A) against any and all losses, claims, damages, liabilities and expenses, joint or several (including, without limitation, attorneys' fees and disbursements except as limited by Section 3.7.3) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, and (C) against any and all costs and expenses (including reasonable fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, to the extent that any such expense or cost is not paid under subparagraph (A) or (B) above; except insofar as the same are made in reliance upon and in strict conformity with information furnished in writing to the Company by such seller or any Seller Affiliate for use therein or arise from such seller's or any Seller Affiliate's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such seller or Seller Affiliate with a sufficient number of copies of the same. The reimbursements required by this Section 3.7.1 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

         3.7.2 In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, each such seller will indemnify the Company and its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange
Act) against any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees and disbursements except as limited by Section 3.7.3) resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, or any preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information or affidavit so furnished in writing by such seller or any of its Seller Affiliates specifically for inclusion in the registration statement; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement; provided, however, that such seller of Registrable Shares shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, such seller has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.

         3.7.3 Any Person entitled to indemnification hereunder will (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person) and (B) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (i) the employment of separate counsel shall have been authorized in writing by any such indemnifying party, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to have charge of such third-party action, (iii) the indemnified party shall have reasonably concluded that there may be defenses available to such indemnified party that are different from or additional to those available to the indemnifying party, or
(iv) the indemnified party's counsel shall have advised the indemnified party in writing, with a copy to the indemnifying party, that there is a conflict of interest that could make it inappropriate under applicable standards of professional conduct to have common counsel. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (1) the terms of such settlement or compromise include a full and unconditional release of the indemnified party or (2) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

         3.7.4 Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 3.7.1 or Section 3.7.2 are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this
Section 3.7.4 were determined by pro rata allocation (even if the Holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 3.7.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in
Section 3.7.3, defending any such action or claim. Notwithstanding the provisions of this Section 3.7.4, no Holder shall be required to contribute an amount greater than the dollar amount by which the net amount received by such Holder with respect to the sale of any Registrable Shares exceeds the amount of damages which such Holder has otherwise been required to pay by reason of such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this Section 3.7.4 to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint.

         If indemnification is available under this Section 3.7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 3.7.1 and Section 3.7.2 without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 3.7.4.

         3.7.5 The indemnification and contribution provided for under this Stockholders Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of securities.

                                   ARTICLE 4

                            TRANSFERS OF SECURITIES

         Section 4.1      Drag Along Rights.

         4.1.1 Applicability. In connection with any Transfer by members of the HMC Group of shares of Common Stock representing more than 50% of the shares of Common Stock then held by the HMC Group (a "Significant Sale"), the HMC Group shall have the right to require each non-selling Holder (each, a "Co-Seller") to Transfer a portion of its Common Stock which represents the same percentage of the Fully-Diluted Common Stock held by such Co-Seller as the shares being disposed of by the HMC Group represent of the Fully-Diluted Common Stock held by the HMC Group. (For example, if the HMC Group is selling 50% of their Fully-Diluted Common Stock position, each Co-Seller shall be required to sell 50% of its Fully-Diluted Common Stock position.) All Common Stock Transferred by Holders pursuant to this Section 4.1 shall be sold at the same price and otherwise treated identically with the Common Stock being sold by the HMC Group in all respects; provided, that the Co-Seller shall not be required to make any representations or warranties in connection with such Transfer other than representations and warranties as to (i) such Co-Seller's ownership of his or its Common Stock to be Transferred free and clear of all liens, claims and encumbrances, (ii) such Co-Seller's power and authority to effect such Transfer, and (iii) such matters pertaining to compliance with securities laws as the transferee may reasonably require except that the transferee may not require that each Transferring Co-Seller be an Accredited Investor.

         4.1.2 Notice of Significant Sale. HMTF, on behalf of the HMC Group, shall give each Co-Seller at least 30 days' prior written notice of any Significant Sale as to which the HMC Group intends to exercise its rights under
Section 4.1. If the HMC Group elects to exercise its rights under Section 4.1, the Co-Sellers shall take such actions as may be reasonably required and otherwise cooperate in good faith with the HMC Group in connection with consummating the Significant Sale (including, without limitation, the voting of any Common Stock or other voting capital stock of the Company to approve such Significant Sale). At the closing of such Significant Sale, each Co-Seller shall deliver certificates for all shares of Common Stock to be sold by such Co-Seller, duly endorsed for transfer, with the signature guaranteed, to the purchaser against payment of the appropriate purchase price.

         Section 4.2      Tag Along Rights.

         4.2.1 Applicability. In connection with any sale (other than a Permitted Transfer) by members of the HMC Group of any shares of Common Stock (and, if such sale is a Significant Sale, the HMC Group does not elect to exercise its rights under Section 4.1 hereof), at least 30 days prior to the closing of such sale, HMTF shall cause the HMC Group to make an offer (the "Participation Offer") to each Co-Seller to include in the proposed sale a portion of its Common Stock which represents the same percentage of such Co-Seller's Fully Diluted Common Stock as the shares being sold by the HMC Group represent of the HMC Group's Fully-Diluted Common Stock; provided that, if the consideration to be received by the HMC Group includes any securities, only Co-Sellers who have certified to the reasonable satisfaction of HMTF that they are Accredited Investors shall be entitled to participate in such transfer, unless the transferee consents otherwise.

         4.2.2 Terms of Participation Offer. The Participation Offer shall describe the terms and conditions of the proposed sale and shall be conditioned upon (i) the consummation of the transactions contemplated in the Participation Offer with the transferee named therein, and (ii) each Co-Seller's execution and delivery of all agreements and other documents as the members of the HMC Group are required to execute and deliver in connection with such sale (provided that the Co-Seller shall not be required to make any representations or warranties in connection with such sale other than representations and warranties as to (A) such Co-Seller's ownership of his Common Stock to be sold or transferred free and clear of all liens, claims, and encumbrances, (B) such Co-Seller's power and authority to effect such sale and (C) such matters pertaining to compliance with securities laws as the transferee may reasonably require). If any Co- Seller shall accept the Participation Offer, HMTF shall cause the HMC Group to reduce, to the extent necessary, the number of shares of Common Stock it otherwise would have sold in the proposed sale so as to permit those Co-Sellers who have accepted the Participation Offer to sell the number of shares of Common Stock that they are entitled to sell under this Section 4.2, and HMTF shall cause the HMC Group to transfer and such Co-Sellers shall transfer the number of shares Common Stock specified in the Participation Offer to the proposed transferee in accordance with the terms of such transfer as set forth in the Participation Offer.

         Section 4.3 Certain Events Not Deemed Transfers. In no event shall any exchange, reclassification, or other conversion of shares into any cash, securities or other property pursuant to a merger or consolidation of the Company or any Subsidiary with, or any sale or transfer by the Company or any Subsidiary of all or substantially all of its assets to, any Person constitute a Significant Sale of shares of Common Stock by the HMC Group for purposes of
Section 4.1 or a sale of such shares for purposes of Section 4.2. In addition, Sections 4.1 and 4.2 hereof shall not apply to any transfer, sale, or disposition of shares of Common Stock solely among members of the HMC Group.

         Section 4.4 Transfer and Exchange. When Securities are presented to the Company with a request to register the transfer of such Securities or to exchange such Securities for Securities of other authorized denominations, the Company shall register the transfer or make the exchange as requested if the requirements of this Stockholders Agreement for such transaction are met; provided, however, that the Securities surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or its attorney and duly authorized in writing. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

         Section 4.5 Replacement Securities. If a mutilated Security is surrendered to the Company or if the Holder of a Security claims and submits an affidavit or other evidence, satisfactory to the Company, to the effect that the Security has been lost, destroyed or wrongfully taken, the Company shall issue a replacement Security if the Company's requirements are met. If required by the Company, such Securityholder must provide an indemnity bond, or other form of indemnity, sufficient in the judgment of the Company to protect the Company against any loss which may be suffered. The Company may charge such Securityholder for its reasonable out-of-pocket expenses in replacing a Security which has been mutilated, lost, destroyed or wrongfully taken.

                                   ARTICLE 5

                            LIMITATION ON TRANSFERS

         Section 5.1 Restrictions on Transfer. The Securities shall not be Transferred or otherwise conveyed, assigned or hypothecated before satisfaction of (i) the conditions specified in this Section 5.1 and Sections
5.2 through 5.3, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Security and (ii) if applicable, Article 4 hereof. Any purported Transfer in violation of this Article 5 and/or, if applicable, Article 4 hereof shall be void ab initio and of no force or effect. Other than Transfers subject to Article IV hereof (it being understood that transactions pursuant to such Article are not subject to Section 5.3) and other than Transfers to the public pursuant to an effective registration statement or sales to the public pursuant to Rule 144 under the Securities Act otherwise permitted hereunder, each Holder will cause any proposed transferee of any Security or any interest therein held by it to agree in writing to take and hold such securities subject to the provisions and upon the conditions specified in this Stockholders Agreement. Each Holder shall not Transfer, convey, assign or hypothecate any Securities to any Affiliate of such Holder or any member of such Holder's immediate family unless such Holder shall have and retain all voting rights with respect to such Securities.

         Section 5.2      Restrictive Legends.

         5.2.1   Securities Act Legend.  Except as otherwise provided in
Section 5.4 hereof, each Security held by a Holder, and each Security issued to any subsequent transferee of such Security, shall be stamped or otherwise imprinted with a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

         5.2.2 Other Legends. Each Security issued to each Holder or a subsequent transferee shall include a legend in substantially the following form:

         THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING AND OTHER TERMS AND CONDITIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT DATED AS OF NOVEMBER 27, 1996, A COPY OF WHICH MAY BE OBTAINED FROM ATRIUM CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICES.

         Section 5.3      Right of First Refusal.

         5.3.1 Right of First Refusal. Prior to any Transfer or attempted Transfer by any Non-HMC Group Holder of any Securities or Common Stock Equivalents (the "Offered Securities") other than a Permitted Transfer or a Transfer pursuant to a registration under the Securities Act, the Non-HMC Group Holder of such Offered Securities shall give prior written notice (a "Transfer Notice") to HMTF of such Non-HMC Group Holder's intention to effect such Transfer, describing the terms and conditions of the proposed Transfer, including the identity of the prospective transferee(s), the number of shares of Offered Securities such Non-HMC Group Holder desires to sell and the purchase price. After receipt of the Transfer Notice, HMTF (or as provided in Section 5.3.3, an assignee of HMTF who is a member of the HMC Group) shall have the option for 15 days from the date of receipt of the Transfer Notice to elect to purchase all, but not less than all, of the Offered Securities upon the same terms and conditions as those set forth in the Transfer Notice by delivering a written notice (the "Election Notice") of such election to such Non-HMC Group Holder within such 15-day period. The Non-HMC Group Holder shall not consummate such Transfer until the earlier to occur of the lapse of the 15-day period or the date on which HMTF notifies such Non-HMC Group Holder in writing that it will not exercise its rights under this Section 5.3 (the "Authorization Date"). If HMTF has not elected to purchase all of the Offered Securities or has failed to make a timely election, such Non-HMC Group Holder may Transfer all, but not less than all, of the Offered Securities to the prospective transferee(s) thereof specified in the Transfer Notice, at a price and on terms no more favorable to such prospective transferee(s) than as specified in the Transfer Notice, during the 30-day period immediately following the Authorization Date; provided that, if required by the Company, such Non-HMC Group Holder shall either (i) provide to the Company an opinion reasonably satisfactory to the Company (or supply such other evidence reasonably satisfactory to the Company) that the proposed Transfer may be effected without registration under the Securities Act, or (ii) certify to the Company that the Non-HMC Group Holder reasonably believes that each proposed transferee is a "qualified institutional buyer" and that such Non-HMC Group Holder has taken reasonable steps to make each proposed transferee aware that such Holder may rely on Rule 144A under the Securities Act in effecting such Transfer. Each Security issued upon such Transfer shall bear the restrictive legend set forth in Section 5.2, unless in the reasonable judgment of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. If the Offered Securities are not so transferred within such 30-day period, such Offered Securities must be reoffered to HMTF in accordance with the provisions of this Section 5.3 if such Non-HMC Group Holder still desires to transfer the Offered Securities.

         5.3.2 Closing. If HMTF exercises the right to purchase the Offered Securities by timely delivery of the Election Notice, unless otherwise agreed by the Non-HMC Group Holder of the Offered Securities and HMTF, the closing of such purchase will take place at the offices of the Company in Dallas, Texas on the fifth Business Day after the date of the Election Notice. At the closing, HMTF will pay the purchase price set forth in the Transfer Notice in cash (by certified or cashier's check) solely upon such Holder's delivery to HMTF of valid certificates or agreements evidencing all of the Offered Securities then being purchased pursuant to the Election Notice. Certificates or agreements representing the Offered Securities will be duly endorsed (with signature guaranteed) for transfer to HMTF. By delivery of such certificates or agreements to HMTF, such Non-HMC Group Holder will be deemed to represent and warrant to HMTF that the transferred

Offered Securities are owned by such Non-HMC Group Holder free and clear of all liens, adverse claims and other encumbrances other than as provided in this Stockholders Agreement. The Non-HMC Group Holder will promptly perform, whether before or after any such closing, such additional acts (including without limitation executing and delivering additional documents) as are reasonably required by either such party to effect more fully the transactions contemplated by this Section 5.3.

         5.3.3 Assignment. The rights of HMTF under this Section 5.3 may be assigned or transferred in whole or in part by HMTF, without any consent or other action on the part of any other party hereto, to any one or more members of the HMC Group.

         Section 5.4 Termination of Certain Restrictions. Notwithstanding the foregoing provisions of this Section 5, the restrictions imposed by Section
5.3.1 upon the transferability of the Securities and the legend requirements of
Section 5.2.1 shall terminate as to any Security (i) when and so long as such Security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or disposed of pursuant to the provisions of Rule 144 or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such Security may be transferred without registration thereof under the Securities Act and that such legend may be removed. Whenever the restrictions imposed by Section 5.2 shall terminate as to any Security, the Holder thereof shall be entitled to receive from the Company, at the Company's expense, a new Security not bearing the restrictive legend set forth in Section 5.2.

                                   ARTICLE 6

                               PREEMPTIVE RIGHTS

         Section 6.1      Preemptive Rights.

         6.1.1 Rights to Participate in Future Sales. In case the Company or any Affiliated Successor (as hereinafter defined) proposes to issue or sell any Additional Securities in a Preemptive Rights Transaction, the Company shall, no later than twenty days prior to the consummation of such Preemptive Rights Transaction, give notice in writing (the "Offer Notice") to each Holder of such Preemptive Rights Transaction. The Offer Notice shall describe the proposed Preemptive Rights Transaction, identify the proposed purchaser, and contain an offer (the "Preemptive Rights Offer") to sell to each Holder who certifies (to the reasonable satisfaction of the Company) that such Holder is an Accredited Investor (an "Accredited Offeree"), at the same price and for the same consideration to be paid by the proposed purchaser, all or part of such Accredited Offeree's pro rata portion of the Additional Securities (which shall be the percentage ownership of the Fully-Diluted Common Stock held by such Holder, excluding, for the purposes of such calculation, any shares of Common Stock issuable upon exercise of any Common Stock Equivalents granted pursuant to any employee, officer or director benefit plan or arrangement). As used herein, the term "Affiliated Successor" means a successor entity to the Company (whether by merger, consolidation, reorganization or otherwise) in which the HMC Group owns at least the same percentage of the Fully-Diluted Common Stock of such entity (giving effect to the merger, consolidation, reorganization or other transaction) as the HMC Group owns of the Fully-Diluted Common Stock of the Company. If any such Holder fails to accept the Preemptive Rights Offer by written notice to the Company within fifteen days after its receipt of the Offer Notice, the Company or such Affiliated Successor may proceed with the proposed issue or sale of the Additional Securities, free of any right on the part of such Holder under this
Section 6.1.1 in respect thereof.

         6.1.2 Exceptions to Preemptive Rights. This Section 6.1 shall not apply to (i) issuances or sales of Common Stock or Common Stock Equivalents to employees, officers, and/or directors of the Company and/or any of its Subsidiaries pursuant to employee benefit or similar plans or arrangements of the Company and/or its Subsidiaries, (ii) issuances or sales of Common Stock or Common Stock Equivalents upon exercise of any Common Stock Equivalent which, when issued, was subject to or exempt from the preemptive rights under this
Section 6.1, (iii) securities distributed or set aside ratably to all holders of Common Stock and Common Stock Equivalents (or any class or series thereof) on a per share equivalent basis, or (iv) issuances or sales of Common Stock or Common Stock Equivalents pursuant to a registered underwritten public offering, a merger of the Company or a subsidiary of the Company into or with another entity or an acquisition by the Company or a subsidiary of the Company or another business or corporation. In the event of any issuances or sales of Common Stock or Common Stock Equivalents as a unit with any other security of the Company or its Subsidiaries, the preemptive rights under this Section shall be applicable to the entire unit rather than only the Common Stock or Common Stock Equivalent included in the unit.


                                   ARTICLE 7

                                  TERMINATION

         The provisions of this Agreement shall terminate immediately prior to the tenth anniversary of the date of this Stockholders Agreement; provided, however, that Sections 4.1 and 4.2 and Articles 5 (other than Sections 5.2 and 5.4), 6 and 7 of this Agreement shall terminate immediately prior to the consummation (prior to the expiration of such 10-year period) of a Qualified IPO.

                                   ARTICLE 8

                                 MISCELLANEOUS

         Section 8.1 Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

                 If to the Company, to

                          Atrium Corporation
                          1341 West Mockingbird Lane, Suite 1200W
                          Dallas, Texas  75247
                          Attn:   Randall S. Fojtasek
                          Facsimile:  (214) 634-4231

                 If to HMTF, to

                          HMTF Acquisition Corp.
                          200 Crescent Court, Suite 1600
                          Dallas, Texas 75201
                          Attn: Lawrence D. Stuart, Jr.
                          Facsimile: (214) 740-7313

                          with a copy to

                          Vinson & Elkins L.L.P.
                          3700 Trammell Crow Center
                          2001 Ross Avenue
                          Dallas, Texas  75201
                          Attn:   Michael D. Wortley
                          Facsimile: (214) 220-7716

         If to any Holder, at its address listed on the signature pages hereof.

         Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

         Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         Section 8.2 Legal Holidays. A "Legal Holiday" used with respect to a particular place of payment is a Saturday, a Sunday or a day on which banking institutions at such place are not required to be open. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest on the amount of such payment shall accrue for the intervening period.

         Section 8.3 Governing Law; Jurisdiction. THIS STOCKHOLDERS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF

THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         Section 8.4 Successors and Assigns. Whether or not an express assignment has been made pursuant to the provisions of this Stockholders Agreement, provisions of this Stockholders Agreement that are for the Holders' benefit as the holders of any Securities are also for the benefit of, and enforceable by, all subsequent holders of Securities, except as otherwise expressly provided herein. This Stockholders Agreement shall be binding upon the Company, each Holder, and their respective successors and assigns.

         Section 8.5 Duplicate Originals. All parties may sign any number of copies of this Stockholders Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

         Section 8.6 Severability. In case any provision in this Stockholders Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

         Section 8.7      No Waivers; Amendments.

         8.7.1 No failure or delay on the part of the Company or any Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Holder at law or in equity or otherwise.

         8.7.2 Any provision of this Stockholders Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Required Holders; provided that no such amendment or waiver shall, (i) unless signed by all of the Holders, amend the provisions of Section 2.1, (ii) unless signed by all of the Holders affected, (A) amend the provisions of this Section 8.7.2 or (B) change the number of Holders which shall be required for the Holders or any of them to take any action under this
Section 8.7.2 or any other provision of this Stockholders Agreement, and (iii) unless signed by a majority of the Holders who are not members of the HMC Group, amend Section 4.1, Section 4.2 or Articles 5 or 6, or grant a waiver thereunder, so as to (A) impose additional obligations on Holders who are not members of the HMC Group that are not imposed on Holders who are members of the HMC Group or (B) adversely affect the rights granted to the Holders who are not members of the HMC Group where such amendment or waiver does not apply to the same extent to the rights granted thereunder to the Holders who are members of the HMC Group.

         Section 8.8 Third Parties. Each member of the HMC Group is an intended third party beneficiary of this Stockholders Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be duly executed, all as of the date first written above.

                                        THE COMPANY:

                                        ATRIUM CORPORATION



                                        By: /s/ RANDALL S. FOJTASEK
                                            ------------------------------------
                                            Randall S. Fojtasek
                                            President


                                        HOLDERS:

                                        HERITAGE FUND I, L.P.

                                        By: HF Partners I, L.P., its general
                                            partner



                                        By: /s/ MICHEL REICHERT
                                            ------------------------------------
                                        Name: Michel Reichert
                                              ----------------------------------
                                        Title: General Partner
                                               ---------------------------------

                                        Address: Heritage Fund I, L.P.
                                                 30 Rowes Wharf, Suite 300
                                                 Boston, MA  02110


                                        /s/ JOE FOTJASEK
                                        ----------------------------------------
                                        Joe Fotjasek
                                        4005 Cochran Chapel Road
                                        Dallas, TX  75209


                                        /s/ RANDALL S. FOJTASEK
                                        ----------------------------------------
                                        Randall S. Fotjasek
                                        3801 Maplewood Avenue
                                        Dallas, TX  75205

                   [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

                                        /s/ RUSSELL S. FOJTASEK
                                        ----------------------------------------
                                        Russell S. Fojtasek
                                        2853 Thomas Avenue
                                        Dallas, TX  75204



                                        /s/ HOWARD S. SAFFAN
                                        ----------------------------------------
                                        Howard S. Saffan
                                        85 Beachside Avenue
                                        Westport, CT  06880


                                        HICKS, MUSE, TATE & FURST
                                        EQUITY FUND III, L.P.

                                        By: HM3/GP Partners, L.P.,
                                            its General Partner

                                        By: Hicks, Muse GP Partners III, L.P.,
                                            its General Partner

                                        By: Hicks Muse Fund III Incorporated,
                                            its General Partner


                                        By: /s/ JEFFRY S. FRONTERHOUSE
                                            ------------------------------------
                                            Jeffry S. Fronterhouse
                                            Vice President

                   [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

                                        HM3 COINVESTORS, L.P.,

                                        By: Hicks, Muse GP Partners III, L.P.,
                                            its General Partner

                                        By: Hicks, Muse Fund III Incorporated,
                                            its General Partner


                                        By: /s/ JEFFRY S. FRONTERHOUSE
                                            ------------------------------------
                                            Jeffry S. Fronterhouse
                                            Vice President


                                        HMTF:

                                        HICKS, MUSE, TATE & FURST
                                        INCORPORATED


                                        By: /s/ JEFFRY S. FRONTERHOUSE
                                            ------------------------------------
                                            Jeffry S. Fronterhouse
                                            Vice President





                   [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]